Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the Quarterly Report of Main Street Capital Corporation (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Todd A. Reppert, the President and Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Todd A. Reppert
Name:	Todd A. Reppert
Date: May 8, 2009